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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2019 (May 1, 2019)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)

_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None

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Item 2.02.	Results of Operations and Financial Condition.
On May 2, 2019, the Registrants announced their financial results for the first quarter of 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Realogy Holdings Corp. ("Realogy Holdings" or the "Company") held on May 1, 2019 (the “2019 Annual Meeting”), upon the recommendation of the Board of Directors, the stockholders voted on and approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to (i) eliminate the supermajority voting requirements to amend the Certificate of Incorporation and the Company’s Amended and Restated Bylaws and (ii) to eliminate outdated language relating to the declassification of the Company’s Board of Directors over the now-expired three-year phase-out period.
The Company’s Fourth Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of State of the State of Delaware on May 1, 2019. A copy of the Company’s Fourth Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting, the following matters were submitted to a vote of stockholders of Realogy Holdings and the voting results were as follows:
1.Election of Directors: The ten nominees named in the 2019 Proxy Statement were elected to serve a one-year term expiring at the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Fiona P. Dias	98,621,094	746,913	255,799	8,675,587
Matthew J. Espe	98,687,425	680,666	255,715	8,675,587
V. Ann Hailey	88,881,715	10,486,292	255,799	8,675,587
Bryson R. Koehler	99,149,191	218,600	256,015	8,675,587
Duncan L. Niederauer	96,599,815	2,768,076	255,915	8,675,587
Ryan M. Schneider	98,716,767	654,334	252,705	8,675,587
Enrique Silva	99,141,309	226,577	255,920	8,675,587
Sherry M. Smith	96,547,074	2,821,867	254,865	8,675,587
Christopher S. Terrill	98,719,981	647,810	256,015	8,675,587
Michael J. Williams	89,063,498	10,304,276	256,032	8,675,587
2.    Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the 2019 Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
95,782,079	3,593,566	248,161	8,675,587
3.    Advisory Vote on the Frequency of Advisory Vote on Executive Compensation: The Company's stockholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company's named executive officers on an annual basis, by the votes set forth in the table below:

Every Year	Every 2 Years	Every 3 Years	Abstain
98,516,713	19,169	851,810	236,114

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis (i.e. every year), until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.
4.    Approval of an Amendment to Realogy Holdings’ Certificate of Incorporation to Eliminate the Supermajority Voting Requirements to Amend the Certificate of Incorporation and Bylaws: The proposal to approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements to amend the Certificate of Incorporation and Bylaws of the Company was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
99,558,710	53,234	11,862	8,675,587
5.    Approval of Amendments to the Certificate of Incorporation to Eliminate Outdated Language Related to Board Classification: The proposal to approve amendments to the Certificate of Incorporation to eliminate language relating to the declassification of our Board over the now-expired three-year phase-out period was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
99,379,935	18,037	225,834	8,675,587
6. Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as Realogy Holdings' independent registered accounting firm for fiscal year 2019 was ratified as follows:

Votes For	Votes Against	Abstain
106,764,403	1,307,401	227,589

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Realogy Holdings Corp.
99.1	Press Release dated May 2, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 2, 2019

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Realogy Holdings Corp.
99.1	Press Release dated May 2, 2019.